Exhibit 10.7
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                                  CONFIDENTIAL
 FIRST AMENDMENT TO DIRECTORY AND LOCAL ADVERTISING PLATFORM SERVICES AGREEMENT

     This First Amendment to the Directory and Local Advertising Platform Services Agreement (this "First Amendment"), effective as of November 16, 2001 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("America Online" or "AOL"), a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 and Switchboard Incorporated ("SB" and collectively with AOL, the "Parties"), a Delaware corporation, with its principal offices at 115 Flanders Road, Westboro, MA 01581. Defined terms that are used but not defined herein shall be as defined in the Directory and Local Advertising Platform Services Agreement between AOL and SB effective as of December 11, 2000 (the "Agreement").

     WHEREAS, subject to the terms of this First Amendment, the Letter Agreement dated February 23, 2001, and the Agreement, AOL and SB each desire to allow AOL to have the right to sell certain flights of "Advertisements" (defined below) selected by Switchboard in its sole discretion for display on the SB Interactive Site; and

IT IS THEREFORE AGREED AS FOLLOWS:

1. The Parties hereby agree to amend the definition of "Directory
   Advertisements" as follows:

       a.  Insert the following sentence at the end of the current definition:

           "For all purposes under this Agreement, including, but not limited to, the revenue sharing provisions of Section 18.2, Directory Advertisements shall include specific flights of Advertisements for display on an SB Interactive Site to be sold by AOL. The Parties shall work together to determine the amount and location of the advertising inventory.

       b. Deleting from the third sentence the following language, and re-lettering the remaining items accordingly:

           "(b) standard banner advertisements, sponsorships or other standard promotional placements or links sold or otherwise provided by AOL or any AOL Affiliate (provided that such sale or provision shall be subject to Section 18 hereof)".

2. The Parties hereby agree to add the following definitions in alphabetical order into Exhibit A:

         "Advertisements" Any placement of promotions, advertisements, links, pointers, sponsorships, content integration or similar services or rights on pages, screens, and other segments or spaces on Web sites.

         "Impressions" A user's exposure to an Advertisement.

3. Switchboard will provide weekly reports reasonably satisfactory to AOL, specifying the number of impressions to the pages containing the relevant Advertisements during the prior month.

4. This First Amendment is supplementary to and modifies the Agreement. The terms of this First Amendment supersede provisions in the Agreement only to the extent that the terms of this First Amendment and the Agreement expressly conflict. However, nothing in this First Amendment should be interpreted as invalidating the Agreement, and provisions of the Agreement will continue to govern relations between the parties insofar as they do not expressly conflict with this First Amendment.

5. This First Amendment may be executed in counterparts and by facsimile, each of which shall be deemed an original and all of which together shall constitute one and the same document.

    IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment to be effective as of the date first written above.

    AMERICA ONLINE, INC.                         SWITCHBOARD INCORPORATED

    By:    /s/Steven E Rindner                   By:    /s/Dean Polnerow
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    Name:  Steven E. Rindner                     Name:  Dean Polnerow
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    Title: VP, Business Affairs and Development  Title: President
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    Date:  12/10/01                              Date:  12/13/01
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